Financial Instruments - Schedule of Derivatives Not Designated as Hedging Instruments - Net Effect on the Statement Of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Fair Value, Option, Quantitative Disclosures [Line Items]
Total	$ (707)	$ 1,043	$ 1,207	$ 673
Reclassification to Interest and finance costs net due to de-designations [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Gain (Loss) on Interest Rate Derivative Instruments Not Designated as Hedging Instruments	(210)	1,046	587	676
Bunker and CO2 swaps	$ (497)	$ (3)	$ 620	$ (3)